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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                   May 1, 2007
                         Commission file number 1-13163

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                                YUM! BRANDS, INC.
             (Exact name of registrant as specified in its charter)

          North Carolina                                          13-3951308
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(State or other jurisdiction                                    (IRS Employer
of incorporation or organization)                            Identification No.)


      1441 Gardiner Lane, Louisville, Kentucky                  40213
      (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:   (502) 874-8300

       Former name or former address, if changed since last report:   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

         Item 2.02 Results of Operations and Financial Condition

         On May 1, 2007, YUM! Brands, Inc. issued a press release announcing financial results for the quarter ended March 24, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

         Item 9.01 Financial Statements and Exhibits

         (c) Exhibits
         99.1 Press Release dated May 1, 2007 from YUM! Brands, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            YUM! BRANDS, INC.
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                                               (Registrant)



Date: May 1, 2007                           /s/ Ted F. Knopf
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                                            Senior Vice President of Finance
                                            and Corporate Controller
                                            (Principal Accounting Officer)